SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2004

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27975 (Commission File Number)	36-4304577 (IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Item 5.    Other Events.

     On June 23, 2004, eLoyalty Corporation entered into an agreement to acquire substantially all of the assets of Interelate, Inc. A copy of the company’s press release announcing the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 23, 2004, regarding eLoyalty’s agreement to acquire the assets of Interelate.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION
Date: June 24, 2004	By:	/s/ Timothy Cunningham
Timothy Cunningham
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 23, 2004, regarding eLoyalty’s agreement to acquire the assets of Interelate.